                              NEES

                          EXHIBIT INDEX
                         ---------------

Exhibit No.         Description                       Page
-----------         -----------                       ----

 (3)           Agreement and Declaration of        Filed Under
               Trust dated January 2, 1926,        Cover of
               as amended through April 28,        Form SE
               1992

 (4)(a)        Massachusetts Electric Company      Incorporated
               First Mortgage Indenture and        by Reference
               Deed of Trust, dated as of
               July 1, 1949, and twenty
               supplements thereto

 (4)(b)        The Narragansett Electric           Incorporated
               Company First Mortgage Indenture    by Reference
               and Deed of Trust, dated as of
               September 1, 1944, and twenty-one
               supplements thereto

 (4)(c)        The Narragansett Electric           Incorporated
               Company Preference Provisions,      by Reference
               as amended, dated March 23, 1993

 (4)(d)        New England Power Company General   Incorporated
               and Refunding Mortgage Indenture    by Reference
               and Deed of Trust dated as of
               January 1, 1977 and nineteen
               supplements thereto

 (10)(a)       Boston Edison Company et al. and    Incorporated
               New England Power Company:          by Reference
               Amended REMVEC Agreement dated
               August 12, 1977

 (10)(b)       The Connecticut Light and Power     Incorporated
               Company et al. and New England      by Reference
               Power Company:  Sharing Agreement
               for Joint Ownership, Construction
               and Operation of Millstone Unit No.
               3 dated as of September 1, 1973, and
               Amendments thereto; Transmission
               Support Agreement dated August 9,
               1974; Instrument of Transfer to NEP
               with respect to the 1979 Connecticut
               Nuclear Unit, and Assumption of
               Obligations, dated December 17, 1975

                              NEES

                          EXHIBIT INDEX
                          -------------

 (10)(c)       Connecticut Yankee Atomic Power     Incorporated
               Company et al. and New England      by Reference
               Power Company: Stockholders
               Agreement dated July 1, 1964;
               Power Purchase Contract dated
               July 1, 1964; Supplementary
               Power Contract dated as of
               April 1, 1987; Capital Funds
               Agreement dated September 1,
               1964; Transmission Agreement
               dated October 1, 1964;
               Agreement revising Transmission
               Agreement dated July 1, 1979;
               Guarantee Agreement dated as of
               November 13, 1981; Guarantee
               Agreement dated as of August 1,
               1985

 (10)(d)       Maine Yankee Atomic Power Company   Incorporated
               et al. and New England Power        by Reference
               Company:  Capital Funds Agreement
               dated May 20, 1968 and Power
               Purchase Contract dated May 20,
               1968; Amendments dated as of
               January 1, 1984, March 1, 1984,
               October 1, 1984, and August 1,
               1985; Stockholders Agreement
               dated May 20, 1968; Additional
               Power Contract dated as of
               February 1, 1984; Guarantee
               Agreement dated as of September 23,
               1985

 (10)(e)(i)    New England Energy Incorporated     Incorporated
               Capital Funds Agreement with        by Reference
               NEES dated November 1, 1974 and
               Amendments thereto

 (10)(e)(ii)   New England Energy Incorporated     Incorporated
               Loan Agreement with NEES dated      by Reference
               July 19, 1978 and effective
               November 1, 1974, and Amendments
               thereto

 (10)(e)(iii)  New England Energy Incorporated     Incorporated
               Fuel Purchase Contract with         by Reference
               New England Power Company dated
               July 26, 1979, and Amendments
               thereto

 (10)(e)(iv)   New England Energy Incorporated     Incorporated
               Partnership Agreement with          by Reference
               Samedan Oil Corporation as
               Amended and Restated on
               February 5, 1985 and Amendment
               thereto

                              NEES

                          EXHIBIT INDEX
                          -------------

 (10)(e)(v)    New England Energy Incorporated     Incorporated
               Credit Agreement dated as of        by Reference
               April 28, 1989 and Amendments
               thereto

 (10)(e)(vi)   New England Energy Incorporated     Incorporated
               Capital Maintenance Agreement       by Reference
               dated November 15, 1985, and
               Assignment and Security Agreement
               dated November 15, 1985 and
               Amendment thereto

 (10)(f)       New England Power Company and       Incorporated
               New England Electric Transmission   by Reference
               Corporation et al.:  Phase I
               Terminal Facility Support
               Agreement dated as of December 1,
               1981 and Amendments thereto;
               Agreement with respect to Use
               of the Quebec Interconnection
               dated as of December 1, 1981
               and Amendments thereto; Agreement
               for Reinforcement and Improvement
               of New England Power Company's
               Transmission System dated as of
               April 1, 1983; Lease dated as of
               May 16, 1983; Upper Development -
               Lower Development Transmission
               Line Support Agreement dated as
               of May 16, 1983

 (10)(g)       New England Electric Transmission   Incorporated
               Corporation and PruCapital          by Reference
               Management, Inc. et al: Note
               Agreement dated as of
               September 1, 1986; Mortgage,
               Deed of Trust and Security
               Agreement dated as of
               September 1, 1986; Equity
               Funding Agreement with New
               England Electric System dated
               as of December 1, 1985

 (10)(h)       Vermont Electric Transmission       Incorporated
               Company, Inc. et al. and New        by Reference
               England Power Company:  Phase I
               Vermont Transmission Line
               Support Agreement dated as
               of December 1, 1981 and
               Amendments thereto

 (10)(i)       New England Power Pool              Incorporated
               Agreement and Amendments thereto    by Reference

                              NEES

                          EXHIBIT INDEX
                          -------------

 (10)(j)       Public Service Company of New       Incorporated
               Hampshire et al. and New England    by Reference
               Power Company:  Agreement for
               Joint Ownership, Construction
               and Operation of New Hampshire
               Nuclear Units dated as of
               May 1, 1973 and Amendments
               thereto; Transmission Support
               Agreement dated as of May 1,
               1973; Instrument of Transfer
               to NEP with respect to the
               New Hampshire Nuclear Units
               and Assumptions of Obligations
               dated December 17, 1975;
               Agreement Among Participants
               in New Hampshire Nuclear Units,
               certain Massachusetts Municipal
               Systems and Massachusetts
               Municipal Wholesale Electric
               Company dated May 28, 1976;
               Seventh Amendment To and Restated
               Agreement for Seabrook Project
               Disbursing Agent and Amendments
               thereto; Seabrook Project
               Managing Agent Operating
               Agreement dated as of June 29,
               1992, and Amendment to Seabrook
               Project Managing Agent Agreement
               dated as of June 29, 1992

 (10)(k)       Vermont Yankee Nuclear Power        Incorporated
               Corporation et al. and New          by Reference
               England Power Company:  Capital
               Funds Agreement dated
               February 1, 1968, Amendment
               dated March 12, 1968, and Power
               Purchase Contract dated
               February 1, 1968 and Amendments
               thereto; Additional Power
               Contract dated as of February 1,
               1984; Guarantee Agreement dated
               as of November 5, 1981

 (10)(l)       Yankee Atomic Electric Company      Incorporated
               et al. and New England Power        by Reference
               Company:  Amended and Restated
               Power Contract dated April 1,
               1985 and Amendments thereto

 (10)(m)       New England Electric Companies'     Incorporated
               Deferred Compensation Plan as       by Reference
               amended dated December 8, 1986

                              NEES

                          EXHIBIT INDEX
                          -------------

 (10)(n)       New England Electric System         Incorporated
               Companies Retirement Supplement     by Reference
               Plan as amended dated April 1,
               1991

 (10)(o)       New England Electric Companies'     Incorporated
               Executive Supplemental Retirement   by Reference
               Plan as amended dated April 1,
               1991

 (10)(p)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan as      by Reference
               amended dated January 1, 1992

 (10)(q)       New England Electric Companies'     Incorporated
               Senior Incentive Compensation       by Reference
               Plan as amended dated November 26,
               1991

 (10)(r)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan II      by Reference
               as amended dated September 3,
               1992

 (10)(s)       New England Electric System         Incorporated
               Directors Deferred Compensation     by Reference
               Plan as amended dated
               November 24, 1992

 (10)(t)       Forms of Life Insurance Program     Incorporated
               and Form of Life Insurance          by Reference
               (Collateral Assignment)

 (10)(u)       New England Power Company and       Incorporated
               New England Hydro-Transmission      by Reference
               Electric Company, Inc. et al:
               Phase II Massachusetts
               Transmission Facilities Support
               Agreement dated as of June 1,
               1985 and Amendments thereto

 (10)(v)       New England Power Company and       Incorporated
               New England Hydro-Transmission      by Reference
               Corporation et al:  Phase II
               New Hampshire Transmission
               Facilities Support Agreement
               dated as of June 1, 1985 and
               Amendments thereto

 (10)(w)       New England Power Company et        Incorporated
               al:  Phase II New England Power     by Reference
               AC Facilities Support Agreement
               dated as of June 1, 1985 and
               Amendments thereto

                              NEES

                          EXHIBIT INDEX
                          -------------

 (10)(x)       New England Hydro-Transmission      Incorporated
               Electric Company, Inc. and New      by Reference
               England Electric System et al:
               Equity Funding Agreement dated
               as of June 1, 1985 and Amendments
               thereto

 (10)(y)       New England Hydro-Transmission      Incorporated
               Corporation and New England         by Reference
               Electric System et al:  Equity
               Funding Agreement dated as of
               June 1, 1985 and Amendments
               thereto

 (10)(aa)      Ocean State Power, et al., and      Incorporated
               Narragansett Energy Resources       by Reference
               Company:  Equity Contribution
               Agreement dated as of
               December 29, 1988; Amendment
               dated as of September 29, 1989

               Ocean State Power, et al., and      Incorporated
               New England Electric System:        by Reference
               Equity Contribution Support
               Agreement dated as of
               December 29, 1988; Amendment
               dated as of September 29, 1989;

               Ocean State Power II, et al.,       Incorporated
               and Narragansett Energy Resources   by Reference
               Company: Equity Contribution
               Agreement dated as of September 29,
               1989

               Ocean State Power II, et al.,       Incorporated
               and New England Electric System:    by Reference
               Equity Contribution Support
               Agreement dated as of
               September 29, 1989

 (10)(bb)      New England Power Service           Incorporated
               Company and Joan T. Bok:            by Reference
               Service Credit Letter dated
               October 21, 1982

 (10)(cc)      New England Electric System         Incorporated
               and John W. Rowe:  Service          by Reference
               Credit Letter dated
               December 5, 1988

 (10)(dd)      New England Power Service           Incorporated
               Company and the Company:            by Reference
               Form of Supplemental Pension
               Service Credit Agreement

                              NEES

                          EXHIBIT INDEX
                          -------------

 (10)(ee)      New England Electric System         Filed Under
               and Frederic E. Greenman:           Cover of
               Service Credit Letter dated         Form SE
               February 23, 1994

 (10)(ff)      New England Electric System         Filed Under
               and John W. Newsham: Pension        Cover of
               Service Credit Agreement dated      Form SE
               February 23, 1994

 (13)          1994 Annual Report to               Filed Under
               Shareholders                        Cover of
                                                   Form SE

 (21)          Subsidiary list                     Incorporated
                                                   by Reference

 (24)          Power of Attorney                   Filed Under
                                                   Cover of
                                                   Form SE

 (27)          Financial Data Schedule             Filed herewith

                               NEP

                          EXHIBIT INDEX
                          -------------

Exhibit No.         Description                       Page
-----------         -----------                       ----

 (3)(a)        Articles of Organization as         Incorporated
               amended through June 27, 1987       by Reference

 (3)(b)        By-laws of the Company as           Incorporated
               amended June 25, 1987               by Reference

 (4)           General and Refunding Mortgage      Incorporated
               Indenture and Deed of Trust         by Reference
               dated as of January 1, 1977
               and nineteen supplements
               thereto

 (10)(a)       Boston Edison Company et al.        Incorporated
               and the Company: Amended            by Reference
               REMVEC Agreement dated
               August 12, 1977

 (10)(b)       The Connecticut Light and Power     Incorporated
               Company et al. and the Company:     by Reference
               Sharing Agreement for Joint
               Ownership, Construction and
               Operation of Millstone Unit No. 3
               dated as of September 1, 1973,
               and Amendments thereto;
               Transmission Support Agreement
               dated August 9, 1974; Instrument
               of Transfer to the Company with
               respect to the 1979 Connecticut
               Nuclear Unit, and Assumption of
               Obligations, dated December 17,
               1975

 (10)(c)       Connecticut Yankee Atomic Power     Incorporated
               Company et al. and the Company:     by Reference
               Stockholders Agreement dated
               July 1, 1964; Power Purchase
               Contract dated July 1, 1964;
               Supplementary Power Contract
               dated as of April 1, 1987;
               Capital Funds Agreement dated
               September 1, 1964

               Transmission Agreement dated        Incorporated
               October 1, 1964; Agreement          by Reference
               revising Transmission Agreement
               dated July 1, 1979; Five Year
               Capital Contribution Agreement
               dated November 1, 1980;
               Guarantee Agreement dated as
               of November 13, 1981; Guarantee
               Agreement dated as of August 1,
               1985

                               NEP

                          EXHIBIT INDEX
                          -------------

  (10)(d)      Maine Yankee Atomic Power           Incorporated
               Company et al. and the Company:     by Reference
               Capital Funds Agreement dated
               May 20, 1968 and Power Purchase
               Contract dated May 20, 1968;
               and Amendments thereto;
               Stockholders Agreement dated
               May 20, 1968; Additional Power
               Contract dated as of February 1,
               1984; Guarantee Agreement dated
               as of September 23, 1985

 (10)(e)       Mass. Electric and the Company:     Incorporated
               Primary Service for Resale dated    by Reference
               February 15, 1974; and Amendments
               thereto

               Memorandum of Understanding         Filed Under
               effective May 22, 1994              Cover of
                                                   Form SE

 (10)(f)       The Narragansett Electric           Incorporated
               Company and the Company:            by Reference
               Primary Service for Resale
               dated February 15, 1974
               and Amendments thereto;
               Memorandum of Understanding
               effective May 22, 1994

 (10)(g)       Time Charter between                Incorporated
               Intercoastal Bulk Carriers,         by Reference
               Inc., and New England Power
               Company dated as of December 27,
               1989

 (10)(h)       New England Electric                Incorporated
               Transmission Corporation et al.     by Reference
               and the Company:  Phase I
               Terminal Facility Support
               Agreement dated as of
               December 1, 1981; Amendments
               dated as of June 1, 1982 and
               November 1, 1982; Agreement with
               respect to Use of the Quebec
               Interconnection dated as of
               December 1, 1981; Amendments
               dated as of May 1, 1982 and
               November 1, 1982; Amendment
               dated as of January 1, 1986;

                               NEP

                          EXHIBIT INDEX
                          -------------

 (10)(h)       Agreement for Reinforcement
 (cont.)       and Improvement of the Company's
               Transmission System dated as
               of April 1, 1983; Lease dated
               as of May 16, 1983; Upper
               Development-Lower Development
               Transmission Line Support
               Agreement dated as of May 16,
               1983

 (10)(i)       Vermont Electric Transmission       Incorporated
               Company, Inc. et al. and the        by Reference
               Company:  Phase I Vermont
               Transmission Line Support
               Agreement dated as of
               December 1, 1981 and Amendments
               thereto

 (10)(j)       New England Energy Incorporated     Incorporated
               and the Company:  Fuel Purchase     by Reference
               Contract dated July 26, 1979,
               and Amendments thereto

 (10)(k)       New England Power Pool              Incorporated
               Agreement and Amendments            by Reference
               thereto

 (10)(l)       New England Power Service           Filed Under
               Company and the Company:            Cover of
               Specimen of Service Contract        Form SE

 (10)(m)       Public Service Company of New       Incorporated
               Hampshire et al. and the            by Reference
               Company:  Agreement for Joint
               Ownership, Construction and
               Operation of New Hampshire
               Nuclear Units dated as of
               May 1, 1973 and Amendments
               thereto; Seventh Amendment
               as of November 1, 1990;
               Transmission Support Agreement
               dated as of May 1, 1973;
               Instrument of Transfer to the
               Company with respect to the New
               Hampshire Nuclear Units and
               Assumptions of Obligations
               dated December 17, 1975 and
               Agreement Among Participants
               in New Hampshire Nuclear Units,
               certain Massachusetts Municipal
               Systems and Massachusetts
               Municipal Wholesale Electric
               Company dated May 28, 1976;
               Seventh Amendment To and
               Restated Agreement for Seabrook

                               NEP

                          EXHIBIT INDEX
                          -------------

 (10)(m)       Project Disbursing Agent dated
 (cont.)       as of November 1, 1990;
               Amendments dated as of
               June 29, 1992

               Settlement Agreement dated as       Incorporated
               of July 19, 1990 between            by Reference
               Northeast Utilities Service
               Company and the Company

               Seabrook Project Managing           Incorporated
               Agent Operating Agreement           by Reference
               dated as of June 29, 1992;
               and Amendment thereto

 (10)(n)       Vermont Yankee Nuclear Power        Incorporated
               Corporation et al. and the          by Reference
               Company:  Capital Funds
               Agreement dated February 1,
               1968, Amendment dated March 12,
               1968 and Power Purchase Contract
               dated February 1, 1968 and
               Amendments thereto; Additional
               Power Contract dated as of
               February 1, 1984; Guarantee
               Agreement dated as of November 5,
               1981

  (10)(o)      Yankee Atomic Electric Company      Incorporated
               et al. and the Company:             by Reference
               Amended and Restated Power
               Contract dated April 1, 1985
               and Amendments thereto

 (10)(p)       New England Electric Companies'     Incorporated
               Deferred Compensation Plan as       by Reference
               amended dated December 8,
               1986

 (10)(q)       New England Electric System         Incorporated
               Companies Retirement Supplement     by Reference
               Plan as amended dated April 1,
               1991

 (10)(r)       New England Electric Companies'     Incorporated
               Executive Supplemental Retirement   by Reference
               Plan as amended dated April 1,
               1991

 (10)(s)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan as      by Reference
               amended dated January 1, 1992;
               New England Electric Companies'
               Senior Incentive Compensation
               Plan as amended dated November 26,
               1991

                               NEP

                          EXHIBIT INDEX
                          -------------

 (10)(t)       Forms of Life Insurance Program     Incorporated
               and Form of Life Insurance          by Reference
               (Collateral Assignment)

 (10)(u)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan II      by Reference
               as amended dated September 1,
               1992

 (10)(v)       New England Hydro-Transmission      Incorporated
               Electric Company, Inc. et al.       by Reference
               and the Company:  Phase II
               Massachusetts Transmission
               Facilities Support Agreement
               dated as of June 1, 1985
               and Amendments thereto

 (10)(w)       New England Hydro-Transmission      Incorporated
               Corporation et al. and the          by Reference
               Company:  Phase II New Hampshire
               Transmission Facilities Support
               Agreement dated as of June 1,
               1985 and Amendments thereto

 (10)(x)       Vermont Electric Power Company      Incorporated
               et al. and the Company:  Phase      by Reference
               II New England Power AC
               Facilities Support Agreement
               dated as of June 1, 1985 and
               Amendments thereto

 (10)(y)       TransCanada Pipelines Limited       Incorporated
               and the Company: Firm Service       by Reference
               Contract for Firm Transportation
               Service for natural gas dated
               as of January 6, 1992 and
               Amendment dated as of March 2,
               1992

               Amendment dated as of October 29,   Filed Under
               1993                                Cover of
                                                   Form SE

 (10)(z)       Renaissance Energy Ltd. and         Filed Under
               the Company: Temporary Trans-       Cover of
               portation Contract Assignment       Form SE
               (capacity swap) for Firm
               Transportation Service for
               natural gas dated as of October
               27, 1993

               Amendment dated as of October 25,   Filed Under
               1994                                Cover of
                                                   Form SE

                               NEP

                          EXHIBIT INDEX
                          -------------

 (10)(aa)      Algonquin Gas Transmission          Incorporated
               Company and the Company:  X-38      by Reference
               Service Agreement for Firm
               Transportation of natural gas
               dated July 3, 1992; Amendment
               dated July 31, 1992

               Amendment dated as of April 15,     Filed Under
               1994                                Cover of
                                                   Form SE

 (10)(bb)      ANR Pipeline Company and the        Incorporated
               Company: Gas Transportation         by Reference
               Agreement dated July 18, 1990

 (10)(cc)      Columbia Gas Transmission           Incorporated
               Corporation and the Company:        by Reference
               Service Agreement for Service
               under FTS Rate Schedule dated
               June 13, 1991

 (10)(dd)      Iroquois Gas Transmission           Incorporated
               System, L.P. and the Company:       by Reference
               Gas Transportation Contract for
               Firm Reserved Service dated as
               of June 5, 1991

 (10)(ee)      Tennessee Gas Pipeline Company      Incorporated
               and the Company: Firm Natural       by Reference
               Gas Transportation Agreement
               dated July 9, 1992

 (12)          Statement re computation of         Filed herewith
               ratios for incorporation by
               reference into NEP registration
               statements on Form S-3,
               Commission File Nos. 33-48257,
               33-48897, and 33-49193

 (13)          1994 Annual Report to               Filed Under
               Stockholders                        Cover of
                                                   Form SE

 (21)          Subsidiary list                     Filed herewith

 (24)          Power of Attorney                   Filed Under
                                                   Cover of
                                                   Form SE

 (27)          Financial Data Schedule             Filed herewith

                         Mass. Electric
                         --------------

                          EXHIBIT INDEX
                          -------------

Exhibit No.         Description                       Page
-----------         -----------                       ----

 (3)(a)        Articles of Organization of the     Incorporated
               Company as amended through          by Reference
               November 15, 1993

 (3)(b)        By-Laws of the Company as           Incorporated
               amended through September 15,       by Reference
               1993

 (4)           First Mortgage Indenture and        Incorporated
               Deed of Trust, dated as of          by Reference
               July 1, 1949, and twenty
               supplements thereto

 (10)(a)       Boston Edison Company et al.        Incorporated
               and Company:  Amended REMVEC        by Reference
               Agreement dated August 12,
               1977

 (10)(b)       New England Power Company           Incorporated
               and the Company:  Primary           by Reference
               Service for Resale dated
               February 15, 1974; Amendment
               of Service Agreement dated
               July 22, 1983; Amendment of
               Service Agreement effective
               November 1, 1993; Memorandum
               of Understanding effective
               May 22, 1994

 (10)(c)       New England Power Pool              Incorporated
               Agreement and Amendments            by Reference
               thereto

 (10)(d)       New England Power Service           Incorporated
               Company and the Company:            by Reference
               Specimen of Service Contract

 (10)(e)       New England Telephone and           Incorporated
               Telegraph Company and the           by Reference
               Company:  Specimen of Joint
               Ownership Agreement for Wood
               Poles

 (10)(f)       New England Electric Companies'     Incorporated
               Deferred Compensation Plan as       by Reference
               amended dated December 8, 1986

 (10)(g)       New England Electric System         Incorporated
               Companies Retirement Supplement     by Reference
               Plan as amended dated April 1,
               1991

                         Mass. Electric
                         --------------

                          EXHIBIT INDEX
                          -------------

 (10)(h)       New England Electric Companies'     Incorporated
               Executive Supplemental Retirement   by Reference
               Plan as amended dated April 1,
               1991

 (10)(i)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan as      by Reference
               amended dated January 1, 1992


 (10)(j)       New England Electric Companies'     Incorporated
               Form of Deferred Compensation       by Reference
               Agreement for Directors

 (10)(k)       New England Electric Companies'     Incorporated
               Senior Incentive Compensation       by Reference
               Plan as amended dated
               November 26, 1991

 (10)(l)       Forms of Life Insurance Program     Incorporated
               and Form of Life Insurance          by Reference
               (Collateral Assignment)

 (10)(m)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan II      by Reference
               as amended dated September 1,
               1992

 (10)(n)       New England Power Service           Incorporated
               Company and the Company:            by Reference
               Form of Supplemental Pension
               Service Credit Agreement

 (13)          1994 Annual Report to               Filed Under
               Stockholders                        Cover of
                                                   Form SE

 (24)          Power of Attorney                   Filed Under
                                                   Cover of
                                                   Form SE

 (27)          Financial Data Schedule             Filed herewith

                          Narragansett
                          -------------

                          EXHIBIT INDEX
                          -------------

Exhibit No.         Description                       Page
-----------         -----------                       ----

 (3)(a)        Articles of Incorporation as        Incorporated
               amended June 9, 1988                by Reference

 (3)(b)        By-Laws of the Company              Incorporated
                                                   by Reference

 (4)(a)        First Mortgage Indenture and        Incorporated
               Deed of Trust, dated as of          by Reference
               September 1, 1944, and
               twenty-one supplements thereto

 (4)(b)        The Narragansett Electric           Incorporated
               Company Preference Provisions,      by Reference
               as amended, dated March 23, 1993

 (10)(a)       Boston Edison Company et al.        Incorporated
               and the Company: Amended REMVEC     by Reference
               Agreement dated August 12, 1977

 (10)(b)       New England Power Company and       Incorporated
               the Company: Primary Service for    by Reference
               Resale dated February 15, 1974;
               Amendment of Service Agreement
               dated July 24, 1991; Amendment of
               Service Agreement effective November
               1, 1993; Memorandum of Understanding
               effective May 22, 1994

 (10)(c)       New England Power Pool Agreement    Incorporated
               and Amendments thereto              by Reference

 (10)(d)       New England Power Service           Incorporated
               Company and the Company:            by Reference
               Specimen of Service Contract

 (10)(e)       New England Telephone and           Incorporated
               Telegraph Company and the           by Reference
               Company: Specimen of Joint
               Ownership Agreement for Wood
               Poles

 (10)(f)       New England Electric Companies'     Incorporated
               Deferred Compensation Plan for      by Reference
               Officers, as amended December 8,
               1986

 (10)(g)       New England Electric System         Incorporated
               Companies Retirement Supplement     by Reference
               Plan, as amended April 1, 1991

                          Narragansett
                          -------------

                          EXHIBIT INDEX
                          -------------

 (10)(h)       New England Electric Companies'     Incorporated
               Executive Supplemental Retirement   by Reference
               Plan, as amended dated April 1,
               1991

 (10)(i)       New England Companies' Incentive    Incorporated
               Compensation Plan, as amended       by Reference
               dated January 1, 1992

 (10)(j)       New England Electric Companies'     Incorporated
               Form of Deferred Compensation       by Reference
               Agreement for Directors

 (10)(k)       New England Electric Companies'     Incorporated
               Senior Incentive Compensation       by Reference
               Plan as amended dated November 26,
               1991

 (10)(l)       Forms of Life Insurance Program     Incorporated
               and Form of Life Insurance          by Reference
               (Collateral Assignment)

 (10)(m)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan II      by Reference
               as amended dated September 1,
               1992

 (10)(n)       New England Power Service           Incorporated
               Company and the Company:            by Reference
               Form of Supplemental Pension
               Service Credit Agreement

 (12)          Statement re computation of         Filed herewith
               ratios for incorporation by
               reference into the Narragansett
               registration statement on Form
               S-3, Commission File No. 33-50015

 (13)          1994 Annual Report to               Filed Under
               Stockholders                        Cover of
                                                   Form SE

 (24)          Power of Attorney                   Filed Under
                                                   Cover of
                                                   Form SE

 (27)          Financial Data Schedule             Filed herewith